CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
         (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)

I, Terry R. Otton, President of RS Investment Trust (the "Registrant"), with respect to the report on Form N-CSR of RS Investment Trust for the period ended December 31, 2006 as filed with the Securities and Exchange Commission, hereby certify that:

         1.     The Report on Form N-CSR fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 7, 2007               /s/ Terry R. Otton
     ------------------------        -------------------------------------------
                                     Terry R. Otton, President
                                     (principal executive officer)


I, James E. Klescewski, Treasurer of RS Investment Trust (the "Registrant"), with respect to the report on Form N-CSR of RS Investment Trust for the period ended December 31, 2006 as filed with the Securities and Exchange Commission, hereby certify that:


         1.     The Report on Form N-CSR fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 7, 2007               /s/ James E. Klescewski
     ------------------------        -------------------------------------------
                                     James E. Klescewski, Treasurer
                                     (principal financial officer)